UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2014

ADVANZEON SOLUTIONS, INC

(Exact Name of Registrant Specified in Charter)

Delaware	1-9927	95-2594724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 W. Busch Blvd, Suite 701 Tampa, Florida		33618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 288-4808

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 8.01	Other Events and Regulation FD Disclosure.

Effective September 15, 2014, Advanzeon Solutions, Inc. appointed Dr. Mark Heidt as its President and elected him to its Board of Directors. Dr. Heidt succeeds Mr. Ramon Martinez who resigned as President and as a member of the Board of Directors for personal reasons.

Also, Mr. Jairo Estrada resigned from the Company’s Board of Directors effective August 31, 2014, for personal reasons.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements

Not Applicable

(b)	Exhibits

99.1	A copy of the press release entitled “Advanzeon Solutions, Inc. Elects Dr. Mark Heidt As President and Director” is attached.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANZEON SOLUTIONS, INC.

Date: October 2, 2014	By:	/s/ Clark A. Marcus
Clark A. Marcus, Chief Executive Officer